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                                      1999
                          CERTIFICATE OF REINSURANCE



                                   FOR THE
                          AGREEMENT OF REINSURANCE
                                 BETWEEN THE
               WORKERS' COMPENSATION REINSURANCE ASSOCIATION
                                      AND



                 AMERICAN COMPENSATION INSURANCE COMPANY














JANUARY 1, 1999 - DECEMBER 31, 1999                    RETENTION LIMIT: $290,000



This certifies that the entity named above is a Member of the Workers' Compensation Reinsurance Association (Association) as of the date indicated below, and that the Association reinsures the Member's liability for benefits pursuant to Minn. Stat. Ch. 176 in excess of the Member's retention limit for the period indicated above. This certificate shall not be valid for any portion of the indicated period during which the entity is not a Member of the Association.


                                       Workers' Compensation
                                       Reinsurance Association

                                                /s/ Jay Y. Benanav
                                       --------------------------------------
                                       Jay Y. Benanav

                                       President and Chief Executive Officer

                                       Dated: February 1, 1999




 445 Minnesota Street, Suite 600, St. Paul, MN 55101-2125 Phone: (651) 293-0999
                             Fax: (651) 293-0719